UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

734 Ameriprise Financial Center
Minneapolis, Minnesota 55474
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1. REPORT TO STOCKHOLDERS.

Seligman
Communications and
Information Fund, Inc.

Annual Report
December 31, 2008

Seeking Capital Gain by

Investing in Companies

Operating in the

Communications,

Information, and

Related Industries

Interview With Your Portfolio Managers

Paul H. Wick, Ajay Diwan, and Reema D. Shah

Q.	How did Seligman Communications and Information Fund perform during the year ended December 31, 2008?

A.

For the year ended December 31, 2008, Seligman Communications and Information Fund posted a total return of –36.5%, based on the net asset value of Class A shares. In comparison, the Fund’s peers, as measured by the Lipper Science & Technology Funds Average, returned –43.8%, and the Fund’s benchmark, the S&P North American Technology Sector Index, returned –43.3% during the same period.

Q.	How did market conditions and economic events impact the performance of the Fund during the year?

A.

Technology markets suffered overall declines during 2008, ending the year as many other markets did: in negative territory. Instability was a central theme, with stocks pulling back and rebounding, only to retreat once again. With increasing concern of a looming global economic crisis, consumer spending continued to decline.

Weak economic data points released in January in manufacturing, employment, and retail sales fueled fears of global recession and sparked a sharp sell-off in equities. The credit freeze continued as growth slowed, and banks and brokers reined in capital as the financial system continued to absorb losses related to subprime debt.

Concerns of inflation grew and the dollar continued to weaken. As the dollar weakened, commodities rallied and stock prices continued to decline. At the end of June, oil prices had reached north of $140 per barrel. The resultant impact was a slowing of consumer spending and the economy itself. Commodity prices reversed course in June, essentially giving back gains earned earlier in the year. Investors were largely driven in search of more defensive positions.

In September, we witnessed the unfolding of several unprecedented events that affected markets on a global scale. Fannie Mae and Freddie Mac were put into conservator-ship. On September 15, Lehman Brothers filed for bankruptcy. The ripple effects of the failing of this 158-year old investment bank were widespread. Several cash management funds with exposure to Lehman debt suffered, with the net asset value of the Reserve Primary Fund falling below $1 per share — “breaking the buck.” Credit markets across the globe froze up, which had a significant implication on markets as a whole. Investors started focusing more on higher quality stocks. The stock of any company with a fair amount of debt on its balance sheet suddenly became a question mark to investors. As a whole, technology companies are often more leveraged than other companies, and the sector experienced greater declines than most.

A TEAM APPROACH

Seligman Communications and Information Fund, Inc. is managed by the Seligman Technology Group, led by Paul H.Wick. Mr.Wick and the Fund’s Co-Portfolio Managers, Ajay Diwan and Reema D. Shah, are assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include George Chang (trader), Sean Collins (trader), Adnan Bokhari (trader), Mark Filippone (trader), Jesse Hsu, Srida Joisa, Chris Kim, David Levy (trader), Benjamin Lu, Richard Parower, Sangeeth Peruri, Quang Pham, Susan Popplewell (trader), Lawrence Rosso (trader), Jonathan Roth (trader), Vishal Saluja, Sushil Wagle, and Lauren Wu.

Interview With Your Portfolio Managers

Paul H. Wick, Ajay Diwan, and Reema D. Shah

Personal consumption in the US contracted for the first time in almost two decades during the third quarter of 2008. With mounting job losses, tighter credit conditions, and a significantly amplified level of household debt, the resulting recession has been much deeper than we have experienced in quite some time. The US consumer accounts for approximately two-thirds of the US economy. When the consumer retrenches, as they did during 2008, the resulting impact on the economy as a whole is tremendous.

Q.	What investment strategies and techniques materially impacted the Fund’s performance during the year?

A.

Incisive stock selection in a turbulent technology market enabled Seligman Communications and Information Fund to outperform its benchmark, the S&P North American Technology Sector Index, for the year ended December 31, 2008. Stock selection was strongest in the Internet software and services industry, which was the worst performing area of the benchmark. Despite a sizeable overweighting in the industry, relative to the benchmark, the Fund outperformed the benchmark to a significant degree. McAfee was among the Fund’s top individual contributors for the year. McAfee, a leading provider of Internet software security, fared better than many other tech companies during the year, amid intensifying concerns over proliferating fraudulent cyber activity in the wake of global recession.

The Fund’s largest allocation during the year continued to be the software industry. The Fund was overweight, versus the benchmark, during the period, and relative outperformance can be attributed to a combination of industry allocation and stock selection.

Overall stock selection was also notable within the communications equipment industry. The Fund was significantly underweight, as compared to the benchmark, which aided relative performance from an allocation perspective. The Fund avoided several names that proved detrimental to the benchmark, while garnering strong relative results from the holdings that it did maintain during the period.

In addition to McAfee, Life Technologies and Abbott Laboratories were among the Fund’s top contributors during the year. The Fund had approximately 5% allocated to the health care sector during the period. (Health care is not represented in the benchmark.) Abbott Laboratories, within the pharmaceuticals industry, is a global, broad-based health care company that develops, manufactures, and markets pharmaceuticals and medical products, including nutritionals, devices and diagnostics. Abbott, boosted by strong sales, saw its stock soar during the year, exceeding analysts’ expectations. Life Technologies, a biotechnology tools manufacturer (formed in November 2008 with the merger of Invitrogen and Applied Biosystems) that supplies, among other things, laboratory reagents that help scientists grow stem cells. The stock fared better than most, bolstered perhaps by investors’ hope that the new Administration would lift limitations on stem cell research.

The area that had the largest negative impact on the Fund’s investment results during the year was the IT services industry. The industry was an area in which the Fund maintained a slightly larger weighting than the benchmark. Stock selection — particularly Amdocs, one of the Fund’s largest individual detractors — led to disappointing investment results. Amdocs, which provides billing and customer relationship management software to the telecommunications industry, saw a decline in profits and missed analyst expectations during the period. The company, which earned substantial revenue from outside the US, cited the unprecedent-

Interview With Your Portfolio Managers

Paul H. Wick, Ajay Diwan, and Reema D. Shah

ed extreme volatility in exchange rates and the rapid strengthening of the US dollar against other currencies as a reason for this decline. Another area of weak relative performance for the Fund was the computers and peripherals industry — despite the boost from IBM. The industry accounted for the benchmark’s largest allocation, and while the Fund maintained a markedly smaller relative weighting, stock selection within resulted in the Fund’s relative under-performance.

Autodesk and Marvell Technology joined Amdocs as the Fund’s largest negative contributors for the year. Autodesk produces design software that is used heavily in architectural drafting and mechanical product design. The rapid onset of the current recession has slowed demand for the company’s products, as key user constituencies, such as real estate developers and architects, have been hard hit by the sudden halt in project financing. Heavy industry has also been affected by the economic downturn, and weakening orders have precipitated a cut back by the manufacturing sector in discretionary spending. Without a significant flow of maintenance revenue, Autodesk is more susceptible to such spending reductions than other software companies that garner the bulk of their revenues from maintenance agreements. Though Marvell Technology, a semiconductor company, had reported strong results through the fall of 2008, its shares succumbed to the rapidly deteriorating demand environment for PCs and data networking gear in the fourth quarter of the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the report is intended to help you understand the performance of Seligman Communications and Information Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart on page 6 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge, and in Class B shares without contingent deferred sales charge (“CDSC”), to $10,000 investments made in the S&P North American Technology Sector Index and the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index), for the ten-year period ended December 31, 2008. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class B shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A and Class B shares, based on the differences in sales charges and fees paid by shareholders.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge that became effective on January 7, 2008. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Fund were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Fund. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance Overview

Investment Results

Total Returns
For Periods Ended December 31, 2008

		Average Annual

	Six Months*	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03

Class A

With Sales Charge	(35.13)%	(40.17)%	(0.12)%	0.10%	n/a	n/a	n/a

Without Sales Charge	(31.17)	(36.52)	1.07	0.70	n/a	n/a	n/a

Class B

With CDSC†	(34.85)	(40.13)	(0.09)	n/a	n/a	n/a	n/a

Without CDSC	(31.42)	(36.98)	0.31	0.09 ‡	n/a	n/a	n/a

Class C

With 1% CDSC	(32.12)	(37.60)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(31.43)	(36.97)	0.32	n/a	(0.28)%	n/a	n/a

Class I	(31.00)	(36.22)	1.54	n/a	n/a	0.38%	n/a

Class R

With 1% CDSC	(31.96)	(37.32)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(31.27)	(36.68)	0.86	n/a	n/a	n/a	5.85%

Benchmarks**

Lipper Science & Technology Funds Average	(35.93)	(43.77)	(5.42)	(3.60)	(5.33)	(5.41)	0.81

S&P North American Technology Sector Index	(35.49)	(43.33)	(5.38)	(5.21)	(6.45)	(5.18)	1.10

S&P 500 Index	(28.47)	(36.99)	(2.19)	(1.38)	(1.92)	(1.40)	1.67

See footnotes on page 7.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class I	Class R

12/31/08	$24.25	$20.43	$20.44	$25.08	$23.89

6/30/08	35.23	29.79	29.81	36.35	34.76

12/31/07	38.20	32.42	32.43	39.32	37.73

*	Returns for periods of less than one year are not annualized.

**

The Lipper Science & Technology Funds Average (“Lipper Average”), the S&P North American Technology Sector Index and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of fees, taxes, and sales charges. The S&P North American Technology Sector Index and the S&P 500 Index also exclude the effect of expenses. The Lipper Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. The S&P North American Technology Sector Index is a modified capitalization-weighted index based on a universe of technology-related stocks. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.

‡	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
During the Year Ended December 31, 2008

Top Contributors

Security	Impact on NAV

Monolithic Power Systems	$0.27

McAfee	0.12

Corning	0.12

Abbott Laboratories	0.11

Yahoo!	0.09

Oracle	0.08

Quest Diagnostics	0.06

International Business Machines	0.06

Laboratory Corporation of America Holdings	0.06

Arrow Electronics	0.05

Total	$1.02

Top Detractors

Security	Impact on NAV

Mentor Graphics	$(0.91)

Amdocs	(0.89)

Marvell Technology Group	(0.84)

Autodesk	(0.76)

Synopsys	(0.69)

Cadence Design Systems	(0.68)

NetApp	(0.62)

Seagate Technology	(0.50)

Symantec	(0.48)

Maxim Integrated Products	(0.46)

Total	$(6.83)

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Portfolio Overview

Diversification of Net Assets
December 31, 2008

				Percent of Net Assets December 31,

	Issues	Cost	Value	2008	2007

Common Stocks

Advertising	—	$—	$—	—	1.0

Application Software	7	246,813,266	141,105,508	6.3	2.6

Communications Equipment	5	304,312,552	212,260,820	9.6	10.7

Computer Hardware	3	110,442,450	73,358,872	3.3	3.5

Computer Storage and Peripherals	4	531,865,659	264,979,585	11.9	7.9

Electronic Manufacturing Services	1	14,371,152	10,687,275	0.5	0.4

Health Care Distributors	3	86,278,587	69,821,318	3.1	—

Health Care Equipment	3	100,495,796	49,022,713	2.2	1.7

Health Care Services	1	13,737,012	15,181,437	0.7	0.8

Integrated Telecommunication Services	—	—	—	—	0.6

Internet Software and Services	6	493,795,366	401,350,150	18.1	11.9

IT Consulting and Other Services	1	247,007,723	139,408,209	6.3	8.6

Life Sciences Tools and Services	1	23,987,045	16,311,522	0.7	—

Pharmaceuticals	—	—	—	—	1.3

Semiconductor Equipment	—	—	—	—	2.9

Semiconductors	1	214,610,606	107,653,133	4.8	13.8

Systems Software	3	405,176,980	327,666,511	14.7	16.8

Technical Software	3	410,610,767	247,960,324	11.2	10.4

Technology Distributors	1	59,073,453	36,125,034	1.6	0.5

Wireless Telecommunication Services	—	—	—	—	1.8

Total Common Stocks	43	3,262,578,414	2,112,892,411	95.0	97.2

Venture Capital Investments	16	28,943,211	12,122,633	0.6	—

Short-Term Holding and Other Assets Less Liabilities	1	98,476,822	98,476,822	4.4	2.8

Net Assets	60	$3,389,998,447	$2,223,491,866	100.0	100.0

Largest Industries
December 31, 2008

Percent of
Net Assets

Portfolio Overview

Largest Portfolio Holdings†
 December 31, 2008

Security	Value	Percent of Net Assets

Synopsys	$227,081,128	10.2

McAfee	172,445,531	7.8

Check Point Software Technologies	145,216,531	6.5

BMC Software	144,977,625	6.5

Amdocs	139,408,209	6.3

Symantec	121,647,552	5.5

NetApp	120,150,382	5.4

Marvell Technology Group	107,653,133	4.8

Cisco Systems	95,992,330	4.3

EMC	89,698,584	4.0

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes
July 1 to December 31, 2008

Largest Purchases

Open Text*

Marvell Technology Group

QUALCOMM

BMC Software

Hewlett-Packard*

EMC

Parametric Technology*

AmerisourceBergen*

Cardinal Health*

Riverbed Technology*

Largest Sales

McAfee

Arrow Electronics**

Activision Blizzard**

C.R. Bard**

Abbott Laboratories**

Autodesk

Quest Diagnostics**

Google (Class A)**

ON Semiconductor**

Seagate Technology

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Excludes short-term holdings.

*	Position added during the period.

**	Position eliminated during the period.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2008, and held for the entire six-month period ended December 31, 2008.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning Account Value 7/1/08	Annualized Expense Ratio*	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08**	Ending Account Value 12/31/08	Expenses Paid During Period 7/1/08 to 12/31/08**

Class A	$1,000.00	1.56%	$688.30	$6.62	$1,017.29	$7.91

Class B	1,000.00	2.31	685.80	9.79	1,013.52	11.69

Class C	1,000.00	2.31	685.70	9.79	1,013.52	11.69

Class I	1,000.00	1.04	690.00	4.42	1,019.91	5.28

Class R	1,000.00	1.81	687.30	7.68	1,016.04	9.17

*

Expenses of Class B, Class C, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**

Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2008 to December 31, 2008, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
December 31, 2008

	Shares	Value

Common Stocks 95.0%

Application Software 6.3%

Aspen Technology	1,033,500	$7,668,570

Autodesk	2,212,300	43,471,695

Informatica*	171,000	2,347,830

Lawson Software*	324,908	1,540,064

Mentor GraphicsØ	7,603,600	39,310,612

Microsoft	841,300	16,354,872

Parametric Technology*	2,404,100	30,411,865

		141,105,508

Communications Equipment 9.6%

Cisco Systems*	5,889,100	95,992,330

NICE Systems (ADR)*	198,700	4,464,789

Nortel Networks*	819	213

QUALCOMM	2,453,200	87,898,156

Riverbed Technology*	2,098,800	23,905,332

		212,260,820

Computer Hardware 3.3%

Apple*	341,700	29,164,095

Hewlett-Packard	895,700	32,504,953

International Business Machines	138,900	11,689,824

		73,358,872

Computer Storage and Peripherals 11.9%

Electronics for Imaging* Ø	4,680,200	44,742,712

EMC*	8,567,200	89,698,584

NetApp*	8,600,600	120,150,382

Seagate Technology	2,344,900	10,387,907

		264,979,585

Electronic Manufacturing Services 0.5%

Jabil Circuit	1,583,300	10,687,275

Health Care Distributors 3.1%

AmerisourceBergen	802,600	28,620,716

Cardinal Health	567,400	19,558,278

McKesson	558,800	21,642,324

		69,821,318

Health Care Equipment 2.2%

Advanced Medical Optics*Ø	3,069,200	20,287,412

Becton, Dickinson	81,300	5,560,107

Kinetic Concepts*	1,208,300	23,175,194

		49,022,713

See footnotes on page 13.

Portfolio of Investments

December 31, 2008

	Shares	Value

Health Care Services 0.7%

Laboratory Corporation of America Holdings*	235,700	$15,181,437

Internet Software and Services 18.1%

GigaMedia*	591,000	3,327,330

McAfee*	4,988,300	172,445,531

Open Text*	2,114,300	63,703,859

SonicWALL*	1,381,500	5,498,370

Symantec*	8,997,600	121,647,552

VeriSign*	1,820,100	34,727,508

		401,350,150

IT Consulting and Other Services 6.3%

Amdocs*	7,622,100	139,408,209

Life Sciences Tools and Services 0.7%

Life Technologies*	699,765	16,311,522

Semiconductors 4.8%

Marvell Technology Group*	16,139,900	107,653,133

Systems Software 14.7%

BMC Software*	5,387,500	144,977,625

Check Point Software Technologies*	7,647,000	145,216,531

Oracle*	2,113,500	37,472,355

		327,666,511

Technical Software 11.2%

Cadence Design Systems*	5,247,900	19,207,314

Magma Design Automation*	1,639,100	1,671,882

Synopsys*Ø	12,261,400	227,081,128

		247,960,324

Technology Distributors 1.6%

Avnet*	1,983,802	36,125,034

Total Common Stocks (Cost $3,262,578,414)		2,112,892,411

Venture Capital Investments† 0.6%

Data Processing and Outsourced Services 0.1%

Silver Peak Systems Series D	2,620,545	2,122,641

Life Sciences Tools and Services 0.5%

Miasole Series E	805,620	9,999,992

Other Venture Capital Investments 0.0%		—

Total Venture Capital Investments (Cost $28,943,211)		12,122,633

See footnotes on page 13.

Portfolio of Investments
December 31, 2008

	Shares	Value

Money Market Fund 3.3%

SSgA U.S. Treasury Money Market Fund (Cost $73,548,649)	73,548,649	$73,548,649

Total Investments (Cost $3,365,070,274) 98.9%		2,198,563,693

Other Assets Less Liabilities 1.1%		24,928,173

Net Assets 100.0%		$2,223,491,866

*	Non-income producing security.

†	Restricted and non-income producing securities (Note 10).

Ø	Affiliated issuers — Fund’s holdings representing 5% or more of the outstanding voting securities (Note 11).

ADR — American Depositary Receipts.

Industry classifications have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2008

Assets:

Investments, at value:

Common stocks* (cost $3,262,578,414)	$ 2,112,892,411

Venture capital investments (cost $28,943,211)	12,122,633

Money market fund (cost $73,548,649)	73,548,649

Total investments (cost $3,365,070,274)	2,198,563,693

Cash denominated in US dollars (includes restricted cash of $4,000)	20,969,169

Cash denominated in foreign currencies (cost $2,983,438)	2,997,375

Receivable for securities sold	9,112,168

Receivable for Capital Stock sold	4,827,163

Dividends receivable	637,489

Expenses prepaid to shareholder service agent	152,819

Other	147,160

Total Assets	2,237,407,036

Liabilities:

Payable for Capital Stock repurchased	11,037,265

Management fee payable	1,675,887

Distribution and service (12b-1) fees payable	840,417

Accrued expenses and other	361,601

Total Liabilities	13,915,170

Net Assets	$ 2,223,491,866

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized; 95,845,377 shares outstanding):

Class A	$ 6,773,257

Class B	460,609

Class C	2,187,844

Class I	80,388

Class R	82,440

Additional paid-in capital	3,565,931,913

Dividends in excess of net investment income (Note 7)	(24,830)

Accumulated net realized loss (Note 7)	(185,507,111)

Net unrealized depreciation of investments and foreign currency transactions	(1,166,492,644)

Net Assets	$ 2,223,491,866

(Continued on page 15.)

See footnotes on page 15.

Statement of Assets and Liabilities (continued)
December 31, 2008

Net Asset Value Per Share:

Class A ($1,642,388,315 ÷ 67,732,571 shares)	$ 24.25

Class B ($94,085,755 ÷ 4,606,086 shares)	$ 20.43

Class C ($447,159,260 ÷ 21,878,435 shares)	$ 20.44

Class I ($20,163,931 ÷ 803,882 shares)	$ 25.08

Class R ($19,694,605 ÷ 824,403 shares)	$ 23.89

*	Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $546,301,023 and a value of $331,421,864.

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:

Dividends (net of foreign taxes withheld of $263,795)	$ 8,631,968

Interest	4,311,828

Total Investment Income	12,943,796

Expenses:

Management fee	28,854,808

Distribution and service (12b-1) fees	14,094,609

Shareholder account services	9,477,029

Custody and related services	1,242,469

Shareholder reports and communications	343,774

Registration	303,592

Directors’ fees and expenses	240,801

Auditing and legal fees	104,078

Miscellaneous	305,942

Total Expenses	54,967,102

Net Investment Loss	(42,023,306)

Net Realized and Unrealized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions*	(168,093,860)

Net realized gain on options written	3,212,091

Net change in unrealized appreciation of investments, options written and foreign currency transactions	(1,192,084,260)

Net Loss on Investments	(1,356,966,029)

Decrease in Net Assets from Operations	$(1,398,989,335)

* Includes net realized losses from affiliated issuers of $40,774,581.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2008	2007

Operations:

Net investment loss	$ (42,023,306)	$ (43,185,624)

Net realized gain (loss) on investments and foreign currency transactions	(168,093,860)	797,485,806

Net realized gain (loss) on options written	3,212,091	(3,857,417)

Net change in unrealized appreciation of investments, options written and foreign currency transactions	(1,192,084,260)	(221,729,063)

Increase (Decrease) in Net Assets from Operations	(1,398,989,335)	528,713,702

Capital Share Transactions:

Net proceeds from sales of shares	254,388,615	481,131,654

Exchanged from associated funds	19,953,870	19,151,164

Total	274,342,485	500,282,818

Cost of shares repurchased	(653,244,657)	(683,634,009)

Exchanged into associated funds	(54,452,546)	(38,367,182)

Total	(707,697,203)	(722,001,191)

Decrease in Net Assets from Capital Share Transactions	(433,354,718)	(221,718,373)

Increase (Decrease) in Net Assets	(1,832,344,053)	306,995,329

Net Assets:

Beginning of year	4,055,835,919	3,748,840,590

End of Year (net of dividends in excess of net investment income of $24,830 and $13,130, respectively)	$ 2,223,491,866	$4,055,835,919

See Notes to Financial Statements.

Notes to Financial Statements

1.

Organization and Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following five classes of shares:

Class A shares are sold with an initial sales charge of up to 5.75% (4.75% prior to January 7, 2008) and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

The Board of Directors of the Fund approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by RiverSource Investments, LLC (“RiverSource” or the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair

Notes to Financial Statements

value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Investments in foreign securities (including ADRs) are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less. Investments in money market funds are valued at net asset value.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations, government regulation, and limited liquidity as compared to other investments. In addition, investing in one economic sector, such as technology, may result in greater price fluctuations than owning a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations.

b.

Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

d.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

e.

Forward Currency Contracts — The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to pur-

Notes to Financial Statements

chase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

f.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2008, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

g.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

i.

Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005-2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value

Level 1 – Quoted Prices in Active Markets for Identical Investments	$2,186,441,060

Level 2 – Other Significant Observable Inputs	—

Level 3 – Significant Unobservable Inputs	12,122,633

Total	$2,198,563,693

As required by SFAS 157, the following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used to determine the fair value of investments classified as Level 3 at either the beginning or end of the period:

Balance as of December 31, 2007	$—

Net purchases	20,041,767

Net change in unrealized depreciation	(7,919,134)

Balance as of December 31, 2008	$12,122,633

Net change in unrealized depreciation from investments still held as of December 31, 2008	$(7,919,134)

Notes to Financial Statements

4.	Management and Distribution Services, and Other Transactions —

a.

Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), announced the closing of its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). With the Acquisition completed and shareholders of the Fund having previously approved (at a Special Meeting held earlier in November 2008) a new Investment Management Services Agreement between RiverSource and the Fund, RiverSource is the new investment manager of the Fund effective November 7, 2008.

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee), calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.90% per annum of the Fund’s average daily net assets. For the year ended December 31, 2008, RiverSource received $2,969,423 of such fee and the balance was paid to JWS.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

b.

Distribution Services — For the year ended December 31, 2008, RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $214,003 from sales of Class A shares. Commissions of $1,264,102 were also paid to dealers for sales of Class A shares.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2008, fees incurred under the Plan aggregated $5,745,202, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares (only through May 16, 2008), and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2008, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of average daily net assets of Class R shares amounted to $1,721,454, $4,703,456, $1,802,453, and $122,044, respectively.

Notes to Financial Statements

The Distributor and RiverSource Services, Inc. (formerly Seligman Services, Inc.), also an affiliate of the Manager, are eligible to receive distribution and service fees (12b-1) pursuant to the Plan. For the year ended December 31, 2008, the Distributor and RiverSource Services, Inc. received distribution and service (12b-1) fees of $536,062.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended December 31, 2008, such charges amounted to $123,198. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

c.

Transfer Agent and Shareholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $9,477,029, for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The leases and the related Guaranty expire in January 2019. The obligation of the Fund to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2008, the Fund’s potential obligation under the Guaranty is $4,023,500. As of December 31, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

The Fund’s Board has approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of the Fund’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of the Fund’s expenses, including the Non-Recurring Charges.

d.

Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the period from November 7, 2008 through December 31, 2008, the Fund paid $1,074 to this company for such services.

Notes to Financial Statements

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2008 of $24,830 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Certain officers and directors of the Fund are officers or directors of the Manager, Ameriprise, the Distributor, RiverSource Services, Inc., RSC, and/or Seligman Data Corp.

5.

Committed Line of Credit — The Fund is a participant in a joint $200 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2008, the Fund did not borrow from the credit facility.

6.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, amounted to $3,999,001,731 and $4,440,745,688, respectively.

7.

Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the cost of investments for federal income tax purposes was $3,376,075,656. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $11,005,382.

The tax basis components of accumulated losses at December 31, 2008, are presented below.

Gross unrealized appreciation of portfolio securities*	$12,386,595

Gross unrealized depreciation of portfolio securities*	(1,189,898,558)

Net unrealized depreciation of portfolio securities*	(1,177,511,963)

Capital loss carryforwards	(110,198,216)

Timing differences (post-October losses)	(64,303,514)

Total accumulated losses	$(1,352,013,693)

*	Includes the effect of foreign currency transactions.

At December 31, 2008, the Fund had capital loss carryforwards for federal income tax purposes of $110,198,216, which are available for offset against future taxable net capital gains, with $12,308,398 expiring in 2011 and $97,889,818 expiring in 2016. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly,

Notes to Financial Statements

no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred $64,303,514 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009. These losses will be available to offset future taxable net gains.

8.	Options Written — Transactions in options written for the year ended December 31, 2008, were as follows:

	Shares Subject To Call	Premiums

Options outstanding, December 31, 2007	341,500	$3,537,349

Options written	913,100	6,247,844

Options expired	(427,300)	(2,600,830)

Options exercised	(315,600)	(1,695,434)

Options terminated in closing purchase transactions	(511,700)	(5,488,929)

Options outstanding, December 31, 2008	—	$—

9.	Capital Share Transactions — Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,

	2008		2007

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	5,530,301	$179,352,830	9,028,675	$327,453,887

Exchanged from associated funds	449,926	13,008,251	344,882	12,585,948

Converted from Class B*	2,142,260	69,644,133	2,478,279	91,175,055

Total	8,122,487	262,005,214	11,851,836	431,214,890

Cost of shares repurchased	(15,294,299)	(476,392,430)	(13,663,126)	(489,942,455)

Exchanged into associated funds	(1,199,869)	(35,485,241)	(679,001)	(24,352,727)

Total	(16,494,168)	(511,877,671)	(14,342,127)	(514,295,182)

Decrease	(8,371,681)	$(249,872,457)	(2,490,291)	$(83,080,292)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	316,295	$8,856,797	714,063	$21,928,751

Exchanged from associated funds	40,083	1,081,914	66,652	2,054,290

Total	356,378	9,938,711	780,715	23,983,041

Cost of shares repurchased	(1,342,899)	(36,736,023)	(2,201,605)	(67,165,739)

Exchanged into associated funds	(186,608)	(4,734,179)	(188,973)	(5,675,256)

Converted to Class A*	(2,528,843)	(69,644,133)	(2,910,851)	(91,175,055)

Total	(4,058,350)	(111,114,335)	(5,301,429)	(164,016,050)

Decrease	(3,701,972)	$(101,175,624)	(4,520,714)	$(140,033,009)

*	Automatic conversion of Class B shares to Class A shares approximately eight years after their date of purchase.

Notes to Financial Statements

	Year Ended December 31,

	2008†		2007

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,106,681	$30,604,778	1,880,778	$58,589,458

Exchanged from associated funds	165,141	3,965,162	50,591	1,580,567

Converted from Class D**	16,354,190	518,264,197	—	—

Total	17,626,012	552,834,137	1,931,369	60,170,025

Cost of shares repurchased	(3,537,301)	(89,143,122)	(1,051,467)	(32,320,431)

Exchanged into associated funds	(485,367)	(11,517,822)	(83,676)	(2,519,519)

Total	(4,022,668)	(100,660,944)	(1,135,143)	(34,839,950)

Increase	13,603,344	$452,173,193	796,226	$25,330,075

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	319,508	$9,241,438	1,461,334	$45,467,925

Exchanged from associated funds	65,589	1,890,190	94,354	2,928,791

Total	385,097	11,131,628	1,555,688	48,396,716

Cost of shares repurchased	(970,226)	(28,113,529)	(2,727,183)	(83,326,146)

Exchanged into associated funds	(92,075)	(2,656,065)	(192,169)	(5,809,388)

Converted to Class C**	(16,369,687)	(518,264,197)	—	—

Total	(17,431,988)	(549,033,791)	(2,919,352)	(89,135,534)

Decrease	(17,046,891)	$(537,902,163)	(1,363,664)	$(40,738,818)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	345,910	$11,095,507	300,379	$11,269,305

Exchanged from associated funds	—	—	—	—

Total	345,910	11,095,507	300,379	11,269,305

Cost of shares repurchased	(393,335)	(13,147,865)	(147,853)	(5,611,791)

Exchanged into associated funds	—	—	—	—

Total	(393,335)	(13,147,865)	(147,853)	(5,611,791)

Increase (decrease)	(47,425)	$(2,052,358)	152,526	$5,657,514

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	481,433	$15,237,265	454,262	$16,422,328

Exchanged from associated funds	273	8,353	43	1,568

Total	481,706	15,245,618	454,305	16,423,896

Cost of shares repurchased	(321,765)	(9,711,688)	(146,383)	(5,267,447)

Exchanged into associated funds	(1,855)	(59,239)	(308)	(10,292)

Total	(323,620)	(9,770,927)	(146,691)	(5,277,739)

Increase	158,086	$5,474,691	307,614	$11,146,157

**	Effective May 16, 2008, Class D shares were converted to Class C shares.

†	January 1, 2008 to May 16, 2008, in the case of Class D shares.

Notes to Financial Statements

10.

Restricted Securities — At December 31, 2008, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2008, are as follows:

Investments	Acquisition Date(s)	Shares, Warrants or Principal Amount		Cost	Value

Venture Capital Investments:

Convertible Preferred Stocks:

FlashPoint Technology Series E	9/10/99	246,914	shs.	$1,000,844	$—

Geographic Network Affiliates International Series A	12/29/99	20,000		2,002,218	—

Geographic Network Affiliates International Series B	12/5/01	100,000		—	—

Miasole Series E	7/10/08	805,620		9,999,993	9,999,992

NeoPlanet Series C	2/18/00	425,412		2,000,001	—

Silver Peak Systems Series D	1/14/08	2,620,545		10,041,774	2,122,641

Techies.com Series C	1/27/00	235,294		1,999,999	—

Total Convertible Preferred Stocks:				27,044,829	12,122,633

Common Stocks:

Entegrity Solutions	2/16/00 to 4/25/02	18,802		1,011,147	—

Workstream	3/23/00	2,601		322,766	—

Total Common Stocks				1,333,913	—

Convertible Promissory Notes and Warrants:

Geographic Network Affiliates International:
9%, payable on demand	12/5/01 to 3/12/02	$320,000		320,173	—

Geographic Network Affiliates International:

$10 exercise price expiring 1/11/09	1/11/02	8,000	wts.	—	—

$10 exercise price expiring 2/4/09	2/4/02	8,000		—	—

$10 exercise price expiring 3/12/09	3/12/02	8,000		—	—

Techies.com 9%, payable on demand	6/7/00	$244,296		244,296	—

Total Convertible Promissory Notes and Warrants				564,469	—

Total Venture Capital Investments				$28,943,211	$12,122,633

Notes to Financial Statements

11.

Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2008, is as follows:

			Value
	Purchases at Cost	Sales Proceeds
Affiliated Issuer			12/31/08	12/31/07

Advanced Medical Optics	$35,930,609	$14,870,679	$20,287,412	$25,879,150

Cymer	—	55,795,226	—	80,583,543

Electronics for Imaging	1,048,509	—	44,742,712	102,738,096

Mentor Graphics	58,368,669	5,789,196	39,310,612	32,247,292

Synopsys	1,781,480	—	227,081,128	315,957,050

Total	$97,129,267	$76,455,101	$331,421,864	$557,405,131

There was no dividend income earned from these investments for the year ended December 31, 2008.

12.

Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments, LLC (“RiverSource”) and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Notes to Financial Statements

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

13.

Recent Accounting Pronouncement — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133,” which requires enhanced disclosures about a fund’s derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

	Year Ended December 31,

CLASS A	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$38.20	$33.24	$27.29	$25.42	$22.99

Income (Loss) from Investment Operations:

Net investment loss	(0.36)	(0.32)	(0.27)	(0.29)	(0.15)

Net realized and unrealized gain (loss) on investments	(13.59)	5.28	6.22	2.16	2.58

Total from Investment Operations	(13.95)	4.96	5.95	1.87	2.43

Net Asset Value, End of Year	$24.25	$38.20	$33.24	$27.29	$25.42

Total Return	(36.52)%	14.92%	21.80%	7.36%	10.57%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,642,388	$2,907,051	$2,612,744	$2,262,055	$2,371,647

Ratio of expenses to average net assets	1.52%	1.46%	1.49%	1.53%	1.51%

Ratio of net investment loss to average net assets	(1.12)%	(0.89)%	(0.88)%	(1.16)%	(0.66)%

Portfolio turnover rate	132.54%	205.73%	187.30%	136.12%	127.49%

Without expense reimbursement:*

Ratio of expenses to average net assets			1.51%	1.58%	1.54%

Ratio of net investment loss to average net assets			(0.90)%	(1.21)%	(0.69)%

See footnotes on page 32.

Financial Highlights

	Year Ended December 31,

CLASS B	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$32.42	$28.42	$23.51	$22.08	$20.12

Income (Loss) from Investment Operations:

Net investment loss	(0.52)	(0.50)	(0.42)	(0.42)	(0.29)

Net realized and unrealized gain (loss) on investments	(11.47)	4.50	5.33	1.85	2.25

Total from Investment Operations	(11.99)	4.00	4.91	1.43	1.96

Net Asset Value, End of Year	$20.43	$32.42	$28.42	$23.51	$22.08

Total Return	(36.98)%	14.07%	20.88%	6.48%	9.74%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$94,086	$269,316	$364,628	$484,252	$741,563

Ratio of expenses to average net assets	2.27%	2.21%	2.24%	2.28%	2.26%

Ratio of net investment loss to average net assets	(1.87)%	(1.64)%	(1.63)%	(1.91)%	(1.41)%

Portfolio turnover rate	132.54%	205.73%	187.30%	136.12%	127.49%

Without expense reimbursement:*

Ratio of expenses to average net assets			2.26%	2.33%	2.29%

Ratio of net investment loss to average net assets			(1.65)%	(1.96)%	(1.44)%

	Year Ended December 31,

CLASS C	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$32.43	$28.44	$23.52	$22.08	$20.12

Income (Loss) from Investment Operations:

Net investment loss	(0.50)	(0.50)	(0.42)	(0.42)	(0.29)

Net realized and unrealized gain (loss) on investments	(11.49)	4.49	5.34	1.86	2.25

Total from Investment Operations	(11.99)	3.99	4.92	1.44	1.96

Net Asset Value, End of Year	$20.44	$32.43	$28.44	$23.52	$22.08

Total Return	(36.97)%	14.03%	20.92%	6.52%	9.74%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$447,159	$268,391	$212,695	$177,554	$197,103

Ratio of expenses to average net assets	2.27%	2.21%	2.24%	2.28%	2.26%

Ratio of net investment loss to average net assets	(1.87)%	(1.64)%	(1.63)%	(1.91)%	(1.41)%

Portfolio turnover rate	132,54%	205.73%	187.30%	136.12%	127.49%

Without expense reimbursement:*

Ratio of expenses to average net assets			2.26%	2.33%	2.29%

Ratio of net investment loss to average net assets			(1.65)%	(1.96)%	(1.44)%

See footnotes on page 32.

Financial Highlights

	1/1/08 to 5/16/08**		Year Ended December 31,

CLASS D			2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Period	$32.41		$28.42	$23.50	$22.06	$20.11

Income (Loss) from Investment Operations:

Net investment loss	(0.19)		(0.50)	(0.42)	(0.42)	(0.29)

Net realized and unrealized gain (loss) on investments	(0.56)		4.49	5.34	1.86	2.24

Total from Investment Operations	(0.75)		3.99	4.92	1.44	1.95

Net Asset Value, End of Period	$31.66		$32.41	$28.42	$23.50	$22.06

Total Return	(2.31)%		14.04%	20.94%	6.53%	9.70%#

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	—		$552,463	$523,158	$502,017	$593,381

Ratio of expenses to average net assets	2.25	%†	2.21%	2.24%	2.28%	2.26%

Ratio of net investment loss to average net assets	(1.75	)%†	(1.64)%	(1.63)%	(1.91)%	(1.41)%

Portfolio turnover rate	132.54	%ø	205.73%	187.30%	136.12%	127.49%

Without expense reimbursement:*

Ratio of expenses to average net assets				2.26%	2.33%	2.29%

Ratio of net investment loss to average net assets				(1.65)%	(1.96)%	(1.44)%

	Year Ended December 31,

CLASS I	2008		2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$39.32		$34.07	$27.83	$25.81	$23.23

Income (Loss) from Investment Operations:

Net investment loss	(0.21)		(0.17)	(0.13)	(0.17)	(0.04)

Net realized and unrealized gain (loss) on investments	(14.03)		5.42	6.37	2.19	2.62

Total from Investment Operations	(14.24)		5.25	6.24	2.02	2.58

Net Asset Value, End of Year	$25.08		$39.32	$34.07	$27.83	$25.81

Total Return	(36.22)%		15.41%	22.42%	7.83%	11.11%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$20,164		$33,473	$23,805	$18,174	$18,932

Ratio of expenses to average net assets	1.04%		1.01%	1.02%	1.03%	1.02%

Ratio of net investment loss to average net assets	(0.64)%		(0.44)%	(0.41)%	(0.66)%	(0.17)%

Portfolio turnover rate	132.54%		205.73%	187.30%	136.12%	127.49%

Without expense reimbursement:*

Ratio of expenses to average net assets				1.04%	1.08%	1.05%

Ratio of net investment loss to average net assets				(0.43)%	(0.71)%	(0.20)%

See footnotes on page 32.

Financial Highlights

	Year Ended December 31,

CLASS R	2008	2007	2006	2005	2004

Per Share Data:

Net Asset Value, Beginning of Year	$37.73	$32.92	$27.09	$25.29	$22.89

Income (Loss) from Investment Operations:

Net investment loss	(0.43)	(0.41)	(0.34)	(0.36)	(0.21)

Net realized and unrealized gain (loss) on investments	(13.41)	5.22	6.17	2.16	2.61

Total from Investment Operations	(13.84)	4.81	5.83	1.80	2.40

Net Asset Value, End of Year	$23.89	$37.73	$32.92	$27.09	$25.29

Total Return	(36.68)%	14.61%	21.52%	7.12%	10.48%#

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$19,695	$25,142	$11,810	$5,742	$2,847

Ratio of expenses to average net assets	1.77%	1.71%	1.74%	1.78%	1.76%

Ratio of net investment loss to average net assets	(1.37)%	(1.14)%	(1.13)%	(1.41)%	(0.91)%

Portfolio turnover rate	132.54%	205.73%	187.30%	136.12%	127.49%

Without expense reimbursement:*

Ratio of expenses to average net assets			1.76%	1.83%	1.79%

Ratio of net investment loss to average net assets			(1.15)%	(1.46)%	(0.94)%

*	The Manager waived a portion of its management fee from June 1, 2004 to May 31, 2006.

**	Date of conversion to Class C shares.

†	Annualized.

ø	Computed at the Fund level for the year ended December 31, 2008.

#	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows:
Class A 10.55%; Class B 9.72%; Class C 9.72%; Class D 9.68%; Class I 11.09%; and Class R 10.46%.

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders of
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Proxy Results

Shareholders of Seligman Communications and Information Fund, Inc. voted on two proposals at a Special Meeting of Stockholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain

39,279,096.635	2,607,853.622	1,574,952.233

Proposal 2

To elect ten directors to the Board:

	For	Withheld

Kathleen Blatz	52,502,892.741	2,844,302.749

Arne H. Carlson	52,490,343.976	2,856,851.514

Pamela G. Carlton	52,498,302.733	2,848,892.757

Patricia M. Flynn	52,506,079.779	2,841,115.711

Anne P. Jones	52,485,006.943	2,862,118.547

Jeffrey Laikind	52,497,184.471	2,850,011.019

Stephen R. Lewis, Jr.	52,504,271.905	2,842,923.585

Catherine James Paglia	52,501,123.103	2,846,072.387

Alison Taunton-Rigby	52,497,910.798	2,849,284.692

William F. Truscott	52,511,336.004	2,835,859.486

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the shareholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction resulted in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 29, 2008, the directors of the Fund then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”). At the special meeting of shareholders of the Fund held on November 3, 2008, the shareholders approved the Proposed Advisory Agreement. The Transaction closed on November 7, 2008, and upon the closing, RiverSource became the investment advisor to the Fund.

Board Considerations

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and matters related to the proposed approval by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed the Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approval with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii)	the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that the portfolio management team for the Fund would not change as a result of the Transaction;

(v)

that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders;

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

(vi)

that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 (“1940 Act”), for the Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for the Fund was satisfactory;

(vii)

the potential benefits to the Fund of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

(viii)	the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreement, but would remain the same;

(ix)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(x)	the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Fund;

(xi)	the terms and conditions of the Proposed Advisory Agreement, including the directors’ review of differences from the Seligman Management Agreement;

(xii)

that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) on the Fund; and

(xiii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreement, the directors of the Fund considered, among other things, the expected impact of the Transaction on the operations of the Fund, the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it, RiverSource’s compliance programs and compliance records, and presentations provided on the quality of RiverSource’s investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Fund.

The directors noted the professional experience and qualifications of the portfolio management team for the Fund and the senior personnel of RiverSource. The directors considered a report by, the Fund’s Chief Compliance Officer, assessing RiverSource’s compliance system, which was followed by a private session with the Fund’s Chief Compliance Officer. They also discussed RiverSource’s compliance system with the Chief Compliance Officer for the funds managed by RiverSource. The directors also considered RiverSource’s presentation on the selection of brokers and dealers for portfolio transactions. As administrative services (provided under the Seligman Management Agreement) would be provided to

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

the Fund by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s and Ameriprise’s roles in coordinating the activities of the Fund’s other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource’s financial condition based on information provided by it.

The directors noted that the proposed fee under the Proposed Advisory Agreement was the same as provided under the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource’s expenses. The directors concluded that they were satisfied that RiverSource’s estimated future profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that RiverSource would benefit from soft dollar arrangements using portfolio brokerage of the Fund. The directors also noted RiverSource’s representation that none of its affiliated broker-dealers was expected to provide brokerage services to the Fund. The directors reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which became an affiliate of RiverSource following the closing of the Transaction) will receive 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (which also became a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The directors recognized that RiverSource’s profitability would be somewhat lower without these benefits. The directors noted that RiverSource may derive reputational and other benefits from its association with the Fund.

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

Investment Results

The directors received and reviewed detailed performance information on the Fund at each regular Board meeting during the year in addition to the information received for the meeting regarding approval of the Proposed Advisory Agreement. The directors reviewed performance information on the Fund covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized one-, three- and five-year rolling periods ending June 30, 2008.

The directors reviewed information showing performance of Communications and Information Fund compared to the S&P North American Technology Sector Index, Lipper Science & Technology Funds Average and the S&P 500, as well as performance relative to the other funds in the Lipper Science & Technology Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Fund was above the Lipper median for all periods presented, and that the Fund’s results were above its benchmarks for the five- and three-year periods and generally for the periods presented, including the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time had been satisfactory.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fee and Other Expenses

The directors considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate paid by the Fund under the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the management fee rate paid by the Fund is higher than the rate paid by a registered investment company managed by Seligman that is a “clone” of the Fund, primarily for historical reasons. Seligman explained that the lower fee rate paid by the clone portfolio was largely the result of fee rate increases at the Fund that had not been sought for the portfolio.

The directors compared the Fund’s proposed advisory fee rate to the rate paid by other funds in the Lipper Science & Technology Funds Average category (the “peer group”). In considering the proposed advisory fee rate, the directors noted that the management fee rate under the Seligman Management Agreement covers administrative services provided by Seligman, whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund pursuant to a separate administrative services agreement initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at that time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource’s and Ameriprise’s covenants in the Transaction’s stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors also reviewed the Fund’s total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of the Fund, the directors noted that the Fund has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”). SDC

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The directors noted that they had concluded in their most recent continuance considerations regarding the Seligman Management Agreement that the management fee and total expense ratio were at an acceptable level in light of the quality of services provided to the Fund and in comparison to the Fund’s peer group; that the advisory fee would not be increased and would stay the same for the Fund; that the total expense ratio had not changed materially since that determination; and that RiverSource had represented that the overall expenses for the Fund were not expected to be adversely affected by the Transaction. On that basis, the directors concluded that the total expense ratio and proposed advisory fee for the Fund anticipated to result from the proposed arrangements with RiverSource was acceptable. The directors also noted that the total expense ratio for the Fund had been reduced since the time of the most recent consideration approval.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, and that these breakpoints reduce the fee rate paid by the Fund. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Fund’s breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances. The directors also recognized that the Fund may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors and Officers

Shareholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Fund voted at a Special Meeting of Shareholders held on November 3, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Kathleen Blatz (54)[1,2,6,7] • Director: From November 7, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998-2006.

Arne H. Carlson (74)[1,2,3,5,6] • Director: From November 7, 2008	Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of Minnesota.

Pamela G. Carlton (54)[4,6,7] • Director: From November 7, 2008	President, Springboard – Partners in Cross Cultural Leadership (consulting company).

Patricia M. Flynn (58)[1,3,6] • Director: From November 7, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.

Anne P. Jones (73)[1,2,6,7] • Director: From November 7, 2008	Attorney and Consultant.

Jeffrey Laikind, CFA (73)[4,6,7] • Director: From November 7, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.

Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From November 7, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).

John F. Maher (64)[4,6,7] • Director: December 2006 to Date

Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

See footnotes on page 41.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Catherine James Paglia (56)[2,3,4,5,6] • Director: From November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).

Leroy C. Richie (66)[3,4,6] • Director: 2000 to Date

Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Director: From November 7, 2008

Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Director*

William F. Truscott (48)*[6] • Director and Vice President: From November 7, 2008

President – US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005.

* Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee	5 Executive Committee
	2 Compliance Committee	6 Investment Review Committee
	3 Contracts Committee	7 Joint Audit Committee
4 Distribution Committee

Directors and Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Fund Officers

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years

Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474

Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President – Investments, Ameriprise Certificate Company. Formerly, Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474

Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017

Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.

Eleanor T.M. Hoagland (56)
•     Chief Compliance Officer:
      2004 to Date
•     Money Laundering Prevention
      Officer and Identity Theft
      Prevention Officer: From
      November 7, 2008
•     100 Park Avenue
      New York, NY 10017

Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004-2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

Additional Fund Information

Fund Symbols
Class A: SLMCX
Class B: SLMBX
Class C: SCICX
Class R: SCIRX

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

General Distributor
RiverSource Fund Distributors, Inc
(formerly Seligman Advisors, Inc.)
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan
Services
(212) 682-7600	Outside the
United States
(800) 622-4597	24-Hour Automated
Telephone Access
Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Go paperless —
sign up for E-Delivery
at www.seligman.com

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Communications and Information Fund, which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

       EQCI2 12/08

ITEM 2.	CODE OF ETHICS.

As of December 31, 2008, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a revised code of ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$68,080	$93,223
Audit-Related Fees	–	–
Tax Fees	8,705	6,636
All Other Fees	–	2,333

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$144,330	$141,440
Tax Fees	8,500	9,000
All Other Fees	–	15,000

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $161,535 and $174,409, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I - Investments in securities of unaffiliated issuers. Included in Item 1 above. (b) No applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Commmittee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by shareholders.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	March 9, 2009

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.